GMO EMERGING COUNTRIES SERIES FUND	Summary Prospectus October 4, 2016

Share Class:	Class R4	Class R5	Class R6	Class PS
Ticker:	—	—	GECRX	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to dcops@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 4, 2016, as supplemented, are incorporated by reference into this summary prospectus.

Investment objective

Total return in excess of that of its benchmark, the S&P/IFCI Composite Index.

Fees and expenses

The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you bear each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6	Class PS
Management fee[2]	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%[4]
Other expenses	0.69%	0.69%	0.69%	0.69%
Acquired fund fees and expenses[5]	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.66%	1.51%	1.41%	1.56%
Expense reimbursement[6]	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total annual fund operating expenses after expense reimbursement	1.63%	1.48%	1.38%	1.53%

1 The information in this table and in the Example below reflects the expenses of both the Fund and GMO Emerging Countries Fund (“Emerging Countries Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Emerging Countries Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Emerging Countries Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.

5 These indirect expenses include commissions paid to brokers by the Emerging Countries Fund for executing transactions in unaffiliated underlying funds (“transaction fees”). Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were 0.02% and less than 0.01%, respectively.

6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least October 4, 2017, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Emerging Countries Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R4	$166	$681	$1,223	$2,706
Class R5	$151	$636	$1,147	$2,553
Class R6	$140	$605	$1,096	$2,451
Class PS	$156	$651	$1,173	$2,604

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund

GMO EMERGING COUNTRIES SERIES FUND

operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 29, 2016, the Fund’s portfolio turnover rate (excluding short-term investments) was 9% of the average value of its portfolio.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Emerging Countries Fund (“Emerging Countries Fund”), a series of GMO Trust not offered in this Prospectus. Emerging Countries Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Emerging Countries Fund. Except as otherwise indicated, references to the Fund may also refer to Emerging Countries Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Emerging Countries Fund. GMO serves as investment adviser for both the Fund and Emerging Countries Fund.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging countries. “Emerging countries” include all countries that are not treated as “developed market countries” in the MSCI World Index or MSCI EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries. In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that the Fund will have a value bias relative to its benchmark.

GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and macroeconomic factors. In constructing the Fund’s portfolio, GMO weighs a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s portfolio for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.

As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.

Emerging Countries Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Emerging Countries Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Emerging Countries Fund, which include those outlined in the following brief summary of principal risks. Emerging Countries Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Emerging Countries Fund may affect Emerging Countries Fund’s performance more than if Emerging Countries Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Emerging Countries Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Emerging Countries Fund.

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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes,

GMO EMERGING COUNTRIES SERIES FUND

including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect the Fund’s performance. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Focused Investment Risk – Investments focused in a limited number of countries and regions (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Emerging Countries Fund and the underlying funds in which it invests (including ETFs), including the risk that Emerging Countries Fund and those underlying funds will not perform as expected.

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Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

GMO EMERGING COUNTRIES SERIES FUND

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on May 2, 2014. Returns prior to the date the fund commenced operations are those of Emerging Countries Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Emerging Countries Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 31.04% (2Q2009)

Lowest Quarter: – 31.43% (4Q2008)

Year-to-Date (as of 6/30/16): 11.72%

Average Annual Total Returns

Periods Ending December 31, 2015

	1 Year	5 Years	10 Years	Inception
Class R4				8/29/97	*
Return Before Taxes	– 15.20%	– 6.96%	1.11%	5.99%
Return After Taxes on Distributions	– 15.40%	– 7.38%	– 0.28%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	– 7.77%	– 4.87%	1.86%	5.53%
Class R5
Return Before Taxes	– 15.08%	– 6.82%	1.27%	6.15%
Class R6
Return Before Taxes	– 14.98%	– 6.72%	1.37%	6.26%
Class PS
Return Before Taxes	– 15.12%	– 6.87%	1.22%	6.10%
S&P/IFCI Composite Index (reflects no deduction for fees, expenses, or taxes)	– 12.38%	– 3.68%	4.73%	6.42%

* Inception date for Emerging Countries Fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO and/or GMO Singapore Pte. Limited (“GMO Singapore”) primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Markets Equity	Arjun Divecha (since the Fund’s inception in 2014)	Head, Emerging Markets Equity Team, GMO.
Emerging Markets Equity	Amit Bhartia (since 2015)	Portfolio Manager, Emerging Markets Equity Team, GMO Singapore.
Emerging Markets Equity	Warren Chiang (since 2015)	Portfolio Manager, Emerging Markets Equity Team, GMO.

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

GMO EMERGING COUNTRIES SERIES FUND

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

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